UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 7, 2021
Date of Report (date of earliest event reported)

NovoCure Limited
(Exact name of registrant as specified in its charter)

Jersey	001-37565		98-1057807
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

No. 4 The Forum, Grenville Street	St. Helier	Jersey	JE2 4UF
(Address of Principal Executive Offices)			(Zip Code)
+44 (0) 15 3475 6700
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	NVCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement
Acquisition and Construction of Office Building in Portsmouth, New Hampshire

On December 1, 2021, NovoCure Limited (the "Company") through its indirect wholly-owned subsidiary, Novocure Inc., signed a definitive Purchase and Sale Agreement (the "Purchase Agreement") with 64 Vaughan Mall, LLC (the "Seller") to acquire an office building located at 64 Vaughan Mall in downtown Portsmouth, New Hampshire (the "Property"). The purchase price for the Property is $9,500,000. At the closing of the Purchase Agreement, the Company will enter into a construction agreement (the "Construction Agreement" and collectively with the Purchase Agreement, the "Agreements") with Hampshire Development Corporation, an affiliate of Seller, on a cost of work plus fee with guaranteed maximum price basis, with maximum price of $14,500,000. Closing of the purchase of the Property is conditioned upon the satisfaction of certain closing conditions, including a customary due diligence review by the Company to be completed no later than December 15, 2021, and the receipt of necessary building permits and approvals. Closing is expected to occur on or before December 31, 2021.

The Agreements will be filed as exhibits to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2021.

Item 8.01 Other Events

On December 7, 2021,the Company issued a press release regarding the execution of the Purchase Agreement and Company's intended use of the Property. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release of NovoCure Limited, dated December 7, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovoCure Limited
(Registrant)

Date: December 7, 2021

By: /s/ Ashley Cordova
Name: Ashley Cordova
Title: Chief Financial Officer